                         LOOMIS SAYLES INVESTMENT TRUST

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
     (S) 240.14a-12

                         LOOMIS SAYLES INVESTMENT TRUST
                         ------------------------------
               (Name of Registrant as Specified In Its Charter)

                         LOOMIS SAYLES INVESTMENT TRUST
                         ------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and )-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
                        --------------

[LOGO] LOOMIS SAYLES Investment Trust

March 24, 2003

[PHOTO]     Dear Shareholders:

Robert Blanding
             A special meeting of shareholders will be held on May 14, 2003. The purpose of the meeting is to elect Trustees for Loomis Sayles Investment Trust.

             Enclosed you will find a summary of the proposal and information about how to cast your vote. Please read the entire proxy statement prior to voting since the summary is meant to be a brief overview for your reference.

   This is an opportunity to voice your opinion on matters that affect your fund, and ultimately, your investment.

   If you have any questions or would like additional information before you vote, please call us at (888) 226-9699.

                                  Sincerely,

                                  /s/ Robert Blanding
                                  Robert J. Blanding
                                  Trustee and President
                                  Loomis Sayles Investment Trust

[LOGO] LOOMIS SAYLES Investment Trust
                            Summary of the Proposal

Below is a brief overview of the proposal to be voted on by shareholders of Loomis Sayles Investment Trust. Your vote is important to us. Please read the entire enclosed proxy statement prior to voting. We appreciate your investment in Loomis Sayles Investment Trust and look forward to serving you in the future.

--------------------------------------------------------------------------------

What is the proposal?

   To elect as Trustees of Loomis Sayles Investment Trust, in addition to its current Trustees, the nine current Trustees of the CDC Nvest Funds Complex. The CDC Nvest Funds Complex is a distinct family of mutual funds, the majority of which are advised by CDC IXIS Asset Management Advisers, L.P. (an affiliate of Loomis, Sayles & Company, L.P.). The election of these nominees would facilitate the consolidation of the Board of Trustees of Loomis Sayles Investment Trust with those of the CDC Nvest Funds Complex.

How is a consolidated Board of Trustees beneficial to shareholders?

   A consolidated Board of Trustees offers even greater depth and experience in the oversight of mutual fund operations and will continue to safeguard the best interests of shareholders.

Why are shareholders being asked to elect new Trustees?

   Securities and Exchange Commission rules provide that a board of trustees cannot elect new trustees unless, immediately after such election, at least two-thirds of the trustees have been elected by shareholders. Shareholders at a prior shareholder meeting elected all four current Loomis Sayles Investment Trust Trustees - Messrs. Alaimo, Benjamin, Blanding and Chenault. Since the proposal calls for the election of the nine current Trustees of the CDC Nvest Funds Complex, it necessitates holding an election at this time.

Is the cost of the vote and special meeting an expense of my fund?

   No. Any costs associated with the proxy solicitation and meeting will be borne by Loomis, Sayles & Company, L.P. (the investment advisor of Loomis Sayles Investment Trust), not the mutual funds.

Who is eligible to vote for the Trustees?

   Shareholders of record at the close of business on February 26, 2003 (the "Record Date") are eligible to vote.

How many of the nominees will be Independent Trustees if elected?

   Ten of the thirteen nominees - all but Messrs. Blanding, Hailer and Voss - will not be "interested persons" of Loomis Sayles Investment Trust (will be "Independent Trustees") as defined in the Investment Company Act of 1940 if elected by shareholders. Independent Trustees are integral to the oversight of fund operations and representing the interests of shareholders.

When will the new Trustees take office?

   If elected, the new Trustees will take office immediately following the shareholder meeting, currently scheduled to be held on May 14, 2003.

   For details on how to cast your vote, please refer to the enclosed proxy statement and proxy card(s).

Please note that if you own more than one fund you will find enclosed a proxy card for each fund. Please be sure to mark, sign and date all proxy cards and return them in the enclosed envelope.

As a Loomis Sayles Investment Trust shareholder, you now have the option of receiving your Fund's financial reports and prospectus(es) via e-mail. To apply for this benefit at this time, you must vote your proxy via the Internet. See the enclosed proxy card(s) for more details on how to vote your proxy via the Internet.

If you have questions, please call (888) 226-9699.

                        LOOMIS SAYLES INVESTMENT TRUST

                   Notice of Special Meeting of Shareholders

To the Shareholders of the Loomis Sayles Investment Trust:

   A Special Meeting of the shareholders of Loomis Sayles Investment Trust, a Massachusetts business trust (the "Trust"), will be held on May 14, 2003 at 3:00 p.m. Eastern Standard Time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

    1. To elect Trustees.

    2. To transact any other business that may properly come before the meeting or any adjournment thereof.

   Shareholders of record at the close of business on February 26, 2003 are entitled to notice of and to vote at the meeting.

                                  By Order of the Trustees

                                  Sheila M. Barry
                                  Secretary

March 24, 2003

 We urge you to mark, sign, date and mail the enclosed proxy card(s) in the enclosed envelope(s) or to vote by telephone or the Internet so you will be represented at the meeting.

                        SPECIAL MEETING OF SHAREHOLDERS

                        LOOMIS SAYLES INVESTMENT TRUST
                             One Financial Center
                          Boston, Massachusetts 02111

                                PROXY STATEMENT

   The enclosed proxy is solicited by the Trustees of Loomis Sayles Investment Trust (the "Trust") for use at a special meeting of shareholders of the Trust (the "Meeting") to be held at its offices on May 14, 2003 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 26, 2003 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 68,554,660.502 shares of the Trust consisting of the following number of shares of each of the following series (the "Funds") and each class thereof, if applicable:

                                                             Outstanding
                                                           Shares as of the
     Fund                                                    Record Date
     ----                                                  ----------------
     Loomis Sayles Benchmark Core Bond Fund
        Institutional Class...............................   1,700,400.722
        Retail Class......................................       1,875.525
        Admin Class.......................................       1,047.084
     Loomis Sayles Core Plus Fixed Income Fund............     618,412.505
     Loomis Sayles Fixed Income Fund......................  32,634,574.932
     Loomis Sayles Institutional High Income Fund.........  11,953,190.069
     Loomis Sayles Intermediate Duration Fixed Income Fund   4,050,107.972
     Loomis Sayles Investment Grade Fixed Income Fund.....  11,015,964.479
     Loomis Sayles Mid Cap Growth Fund....................   1,250,023.936
     Loomis Sayles Provident Fund.........................   1,528,840.398
     Loomis Sayles Small Company Growth Fund..............   3,800,222.880

   Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. All shares are entitled to vote on the proposal to elect Trustees.

   The President's Letter to Shareholders, the Summary of the Proposal, the Notice of Special Meeting of Shareholders, the Proxy Card(s) and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about March 24, 2003. A copy of the Annual Report of the Trust for its fiscal year ended September 30, 2002, including financial statements, can be obtained without charge by writing to Loomis, Sayles & Company, L.P. at One Financial Center, Boston, Massachusetts 02111 or by calling (888) 226-9699.

   Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. If no instructions are made, the proxy will be voted for the election of the nominees named herein as Trustees.

   Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

   Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of the Funds' investment advisor, Loomis, Sayles & Company, L.P. ("Loomis Sayles") and its affiliates. In addition, D.F. King & Co., Inc. and Equiserve, Inc. have been retained to assist in the solicitation of proxies at a cost which is not expected to exceed $10,000, plus any reimbursement for their out-of-pocket expenses. The cost of the solicitation will be borne by Loomis Sayles.

                           I.  ELECTION OF TRUSTEES

   The Trustees have fixed at thirteen the number of Trustees for election at the Meeting. Joseph Alaimo, Edward A. Benjamin, Robert J. Blanding and Paul G. Chenault are the only nominees that are presently Trustees of the Trust. Each of the nominees is also a nominee for election as a trustee of Loomis Sayles Funds, a separate group of mutual funds also advised by Loomis Sayles ("LSF" and together with the Trust, the "Loomis Sayles Fund Complex"). Furthermore, Messrs. Benjamin, Blanding and Chenault are expected to be appointed as trustees of the CDC Nvest Funds Complex,/1/ a separate family of funds that, except for the CDC Nvest AEW Real Estate Income Fund (which is advised by AEW Management and Advisors, L.P.) and the CDC Nvest Targeted Equity Fund (which is advised by Capital Growth Management Limited Partnership), are advised by CDC IXIS Asset Management Advisors, L.P. (an affiliate of Loomis Sayles) in late May 2003. Each remaining nominee, except for Mr. Alaimo, currently serves as trustee of the CDC Nvest Funds Complex. The nomination of the nominees as Trustees of the Trust is intended in part to effect a consolidation of the boards of trustees of the CDC Nvest Funds Complex and the Loomis Sayles Fund Complex (the "CDC-Loomis Fund Complex"). The board consolidation may be followed by certain mergers, reorganizations and liquidations involving various funds in the CDC-Loomis Fund Complex.

   Each of the nominees has agreed to serve as a Trustee of the Trust if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than thirteen. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940 (the "1940 Act"), (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders holding not less than 10% of the Trust's outstanding shares.

   In connection with the October 30, 2000 acquisition of Loomis Sayles' parent companies by its current parent company, at least 75% of the Board of Trustees of
--------
/1/ The CDC Nvest Funds Complex is composed of the following six trusts: CDC
    Nvest Funds Trust I, which consists of 15 separate series, CDC Nvest Funds Trust II, which consists of 5 separate series, CDC Nvest Funds Trust III, which consists of 3 separate series, CDC Nvest Companies Trust I, which consists of 1 series, CDC Nvest Cash Management Trust, which consists of 1 series and CDC Nvest Tax Exempt Money Market Trust, which consists of 1 series.

the Trust must be comprised of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Loomis Sayles ("Independent Trustees") for a period of three years following the acquisition (i.e. until October 30, 2003) for such acquisition to fall within the "safe harbor" afforded by Section 15(f) of the 1940 Act (relating to the receipt of compensation in connection with the sale of a mutual fund advisory business). Since each of Mr. Alaimo, Mr. Benjamin and Mr. Chenault is a current Independent Trustee, the Board of Trustees currently satisfies this requirement. Likewise, if the thirteen nominees for election as Trustees (Messrs. Alaimo, Allison, Benjamin, Blanding, Cain, Chenault, Cowan, Darman, Hailer, Shane, Voss and White and Ms. Moose (the "Nominees")) are elected as Trustees, Messrs. Alaimo, Allison, Benjamin, Cain, Chenault, Cowan, Darman, Shane and White and Ms. Moose would be Independent Trustees, so that the Board of Trustees would continue to satisfy this requirement.

   Set forth below are the names of the Nominees together with certain information about them:

Nominees for Interested Trustee*

                                                                        Number of
                                                                      Portfolios in
                                                                          Fund
                                                                         Complex
                                       Term of                          Overseen
                                      Office and       Principal        or to be        Other
                        Position(s)   Length of      Occupation(s)      Overseen    Directorships
Name, Address            Held with       Time         During Past      by Nominee      Held by
and Age                    Trust       Served**         5 Years        for Trustee     Trustee
---------------------- -------------- ----------- ------------------- ------------- -------------
Robert J. Blanding***  Trustee and    Less than   President,               22++          0
555 California Street, President      1 Year      Chairman, Director
San Francisco, CA      (Formerly,     (Served as  and Chief
(55 Years Old)         Executive      Executive   Executive Officer,
                       Vice President Vice        Loomis Sayles
                       and Vice       President
                       President)     for 5 Years
                                      and Vice
                                      President
                                      for 3
                                      Years)
John T. Hailer****     N/A            N/A         President and Chief      48+      Trustee, AEW
399 Boylston Street                               Executive Officer,                Real Estate
Boston, MA 02116                                  CDC IXIS Asset                    Income Fund
(42 Years Old)                                    Management
                                                  Distributors, L.P.;
                                                  formerly, Senior
                                                  Vice President,
                                                  Fidelity
                                                  Investments

--------
+ Assumes election to the boards of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

Peter S. Voss*****     N/A     N/A         Director, President  48+  Trustee,
399 Boylston Street                        and Chief                 Harris Associates
Boston, MA 02116                           Executive Officer,        Investment
(56 Years Old)                             CDC IXIS Asset            Trust; Trustee,
                                           Management North          AEW Real
                                           America, L.P.             Estate Income
                                                                     Fund
Nominees for Disinterested Trustee
Joseph Alaimo******    Trustee 3 Years     Chairman,            22   Formerly,
N. Bank Lane,                              Wayne Hummer              Director,
Lake Forest, Illinois                      Investment Trust          Wintrust
(72 Years Old)                                                       Financial
                                                                     Corporation
Graham T. Allison, Jr. N/A     N/A         Douglas Dillon       48+  Director,
399 Boylston Street                        Professor and             Taubman
Boston, MA 02116                           Director of the           Centers, Inc.;
(62 Years Old)                             Belfer Center for         Board Member,
                                           Science and               USEC Inc.;
                                           International             Trustee, AEW
                                           Affairs, John F.          Real Estate
                                           Kennedy School of         Income Fund
                                           Government,
                                           Harvard University
Edward A. Benjamin     Trustee Less than 1 Director, Precision 24*++ 0*
71 Sierra Rosa Loop            Year        Corporation (optics
Santa Fe, NM 87506                         manufacturer);
(64 Years Old)                             Director, Coal,
                                           Energy Investments
                                           & Management,
                                           LLC; formerly,
                                           Partner, Ropes &
                                           Gray (law firm)
                                           until 1999
Daniel M. Cain         N/A     N/A         President and CEO,   48+  Trustee,
452 Fifth Avenue                           Cain Brothers &           Universal Health
New York, NY 10018                         Company,                  Realty Income
(58 Years Old)                             Incorporated              Trust; Director,
                                           (investment               PASC; Trustee,
                                           banking)                  AEW Real
                                                                     Estate Income
                                                                     Fund

--------
* In addition to serving as a trustee of the Trust and LSF, Mr. Benjamin serves as a trustee of the New England Zenith Fund, two series of which are advised by Loomis Sayles and its affiliates.
+ Assumes election to the boards of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

Paul G. Chenault          Trustee 3 Years Retired; formerly,  22++ Director, Mailco
5852 Pebble Beach                         Trustee of Variable      Office Products,
Way                                       Investors Series         Inc.
San Luis Obispo, CA 93401                 Trust. From August
(68 Years Old)                            1997 to September
                                          1997, Vice
                                          President of
                                          Loomis Sayles and
                                          prior to October
                                          1995, Senior Vice
                                          President and Chief
                                          Investment Officer,
                                          XL Capital Ltd.,
                                          Hamilton, Bermuda
Kenneth J. Cowan          N/A     N/A     Retired             48+  Trustee, AEW
399 Boylston Street                                                Real Estate
Boston, MA 02116                                                   Income Fund
(70 Years Old)
Richard Darman            N/A     N/A     Partner, The        48+  Director and
399 Boylston Street                       Carlyle Group            Vice Chairman,
Boston, MA 02116                          (investments);           AES
(59 Years Old)                            Formerly,                Corporation;
                                          Professor, John F.       Trustee, AEW
                                          Kennedy School of        Real Estate
                                          Government,              Income Fund
                                          Harvard University
Sandra O. Moose           N/A     N/A     Senior Vice         48+  Director,
One Exchange Place                        President and            Verizon
Boston, MA 02109                          Director, The            Communications;
(61 Years Old)                            Boston Consulting        Director, Rohm
                                          Group, Inc.              and Haas
                                          (management              Company;
                                          consulting)              Trustee, AEW
                                                                   Real Estate
                                                                   Income Fund

--------
+ Assumes election to the boards of trustees of the Loomis Sayles Fund Complex. ++ 48, if also elected to the boards of trustees of the CDC Nvest Funds Complex.

     John A. Shane            N/A N/A President,       48+ Director,
     200 Unicorn Park Drive           Palmer Service       Eastern Bank
     Woburn, MA 01801                 Corporation          Corporation;
     (70 Years Old)                   (venture capital     Director,
                                      organization)        Gensym
                                                           Corporation;
                                                           Director,
                                                           Overland
                                                           Storage, Inc.;
                                                           Director, Abt
                                                           Associates Inc.;
                                                           Trustee, AEW
                                                           Real Estate
                                                           Income Fund
     Pendleton P. White****** N/A N/A Retired          48+ Trustee, AEW
     6 Breckenridge Lane                                   Real Estate
     Savannah, GA 31411                                    Income Fund
     (72 Years Old)

--------
+     Assumes election to the boards of trustees of the Loomis Sayles Fund
      Complex.
*       "Interested persons" (as defined in the 1940 Act) of the Trust.
** Each Trustee serves for an indefinite term in accordance with the Trust's Agreement and Declaration of Trust until the date the Trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the Trustee's successor.
*** Mr. Blanding is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
**** Mr. Hailer is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of CDC IXIS Asset Management Distributors, L.P.
***** Mr. Voss is deemed an "interested person" of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
****** If elected as Trustees, Messrs. Alaimo and White are expected to retire by December 31, 2003.

   The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2002 of (i) each individual Fund and (ii) all of the funds in the Loomis Sayles Fund Complex:

Nominees for Interested Trustee:

                                             Robert J.
Dollar Range of Fund Shares                  Blanding    John T. Hailer Peter S. Voss
---------------------------                ------------- -------------- -------------
Loomis Sayles Benchmark Core Bond Fund              none          none           none
Loomis Sayles Core Plus Fixed Income
 Fund                                               none          none           none
Loomis Sayles Fixed Income Fund                     none          none           none
Loomis Sayles Institutional High Income
 Fund                                      over $100,000          none           none
Loomis Sayles Intermediate Duration Fixed
 Income Fund                                        none          none           none
Loomis Sayles Investment Grade Fixed
 Income Fund                                        none          none           none
Loomis Sayles Mid Cap Growth Fund                   none          none           none
Loomis Sayles Provident Fund                        none          none           none
Loomis Sayles Small Company Growth
 Fund                                               none          none           none

Aggregate Dollar Range of Fund Shares in
Funds Overseen or to be Overseen by the
Nominee in the Loomis Sayles Fund Complex: over $100,000 over $100,000  over $100,000

Nominees for Disinterested Trustee:

Dollar Range    Joseph   Graham T.   Edward A. Daniel M. Paul G.   Kenneth J. Richard Sandra O. John A. Pendleton
of Fund Shares  Alaimo  Allison, Jr. Benjamin    Cain    Chenault    Cowan    Darman    Moose    Shane  P. White
-------------- -------- ------------ --------- --------- --------- ---------- ------- --------- ------- ---------
Loomis Sayles
 Benchmark
 Core Bond
 Fund              none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Core Plus
 Fixed Income
 Fund              none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Fixed Income
 Fund              none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Institutional
 High Income
 Fund              none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Intermediate
 Duration
 Fixed Income      over
 Fund          $100,000     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Investment
 Grade Fixed
 Income Fund       none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Mid Cap
 Growth Fund       none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Provident
 Fund              none     none       none      none         none    none     none     none     none     none
Loomis Sayles
 Small
 Company
 Growth Fund       none     none       none      none         none    none     none     none     none     none

 Aggregate
 Dollar
 Range of
 Fund Shares
 in Funds
 Overseen or
 to be
 Overseen by
 the Nominee
 in the
 Loomis
 Sayles Fund       over                                  $ 50,001-
 Complex:      $100,000     none       none      none     $100,000    none     none     none     none     none

   Each Trustee who is not an "interested person" (as defined in the 1940 Act) of the Trust is compensated at the rate of $5,000 per in-person meeting per annum. In addition, each Trustee receives an annual retainer of $20,000 and is reimbursed for travel expenses in connection with attendance at meetings. Currently, these fees are allocated ratably among all the funds in the Loomis Sayles Fund Complex. It is expected that following the consolidation of the boards of trustees of the CDC Nvest Funds Complex and the Loomis Sayles Fund Complex, these fees will be increased in recognition of the increased responsibilities of the Trustees and will be allocated ratably among all the funds in the CDC-Loomis Fund Complex. The Trust pays no compensation to its officers or to Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust.

   The following table sets forth the compensation received by the Trustees during fiscal year 2002:

                              Compensation Table
                 For the Fiscal Year Ended September 30, 2002

         (1)               (2)            (3)             (4)          (5)
                                                                      Total
                                       Pension or                  Compensation
                                       Retirement      Estimated    From Fund
                        Aggregate   Benefits Accrued    Annual       Complex
 Name of Person*,      Compensation as Part of Fund  Benefits Upon   Paid to
 Position               from Trust      Expenses      Retirement     Trustee
 ----------------      ------------ ---------------- ------------- ------------
 Edward A. Benjamin,
   Trustee               $     0          N/A             N/A        $12,161**
 Charles J. Finlayson,
   Trustee               $10,000          N/A             N/A        $10,000
 Timothy J. Hunt,
   Trustee               $10,000          N/A             N/A        $10,000

--------
* On October 15, 2002, new members of the Board of Trustees were elected to succeed Messrs. Finlayson and Hunt. The newly elected Trustees, Robert J. Blanding (Interested Trustee) and Joseph Alaimo, Edward A. Benjamin and Paul
  G. Chenault (each an Independent Trustee) received no compensation from the Trust during the fiscal year ended September 30, 2002.
**Total compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter).

   The Trustees of the Trust who are Independent Trustees perform the functions of audit, nominating and governance and contract review committees. Their responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust's behalf. In addition, the Independent Trustees have responsibility for the nomination of other Independent Trustees, and review and make recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to them by the Board. During the most recently completed fiscal year, in performing the functions of the audit committee, the Independent Trustees met twice, in performing the functions of the nominating and governance committee, the Independent Trustees met twice and in performing the functions of the contract review committee, the Independent Trustees met twice.

   The following table shows the shares of the Trust held, if any, as of December 31, 2002 by each Nominee rounded to the nearest whole share. Unless otherwise noted, each of the shareholders named below has sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.

                                                      Number of
                                                     Shares Owned    Percent
                                                  as of December 31, of Class
   Nominees                                              2002          Held
   --------                                       ------------------ --------
   LOOMIS SAYLES INSTITUTIONAL HIGH INCOME
   FUND
   Robert J. Blanding............................       109,847          *
   All Nominees and executive officers as a group     1,238,628         10.4%
   LOOMIS SAYLES INTERMEDIATE DURATION
   FIXED INCOME FUND
   Joseph Alaimo.................................        11,414          *
   All Nominees and executive officers as a group        21,164          *

--------
* Less than 1%.

   In 2002, the Trust held four Board meetings. Each of the current Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member held during the time of such Trustee's service as a Trustee.

   The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

   The Trustees unanimously recommend the election of each Nominee for Trustee listed above.

   Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the Nominees as Trustees.

                            II.  OTHER INFORMATION

   The following table lists the executive officers of the Trust, their ages, addresses and the length of time such person served as an executive officer of the Trust. Each such person has been elected to the indicated office of the Trust by the Trustees of the Trust. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                                              Term of
                            Position(s)      Office and
                             Held with       Length of         Principal Occupation(s)
Name, Address and Age**        Trust        Time Served*         During Past 5 Years
------------------------- --------------- ---------------- -------------------------------
Sheila M. Barry           Secretary       6 Years          Assistant General Counsel and
(57 Years Old)                                             Vice President, Loomis Sayles.
Robert J. Blanding        Trustee and     Less than 1 Year President, Chairman, Director
555 California Street,    President       (Served as       and Chief Executive Officer,
San Francisco, California (Formerly,      Executive Vice   Loomis Sayles.
(55 Years Old)            Executive Vice  President for 5
                          President and   Years and as
                          Vice President) Vice President
                                          for 3 Years)
Kevin Charleston          Treasurer       Less than 1 Year Vice President, Director and
(37 Years Old)            (Formerly, Vice (Served as Vice  Chief Financial Officer, Loomis
                          President)      President for 1  Sayles. Formerly, Senior Vice
                                          Year)            President and Treasurer, Nvest
                                                           Companies, L.P.
Christopher R. Ely        Vice President  4 Years          Vice President and Director,
(47 Years Old)                                             Loomis Sayles.
Philip C. Fine            Vice President  4 Years          Vice President, Loomis Sayles.
(53 Years Old)
Daniel J. Fuss            Executive Vice  Less than 1 Year Vice Chairman, Director,
(69 Years Old)            President.      (Served as       Loomis Sayles
                          (Formerly,      President
                          President)      for 8 years)
Kathleen C. Gaffney       Vice President  6 Years          Vice President, Loomis Sayles.
(41 Years Old)
Joseph R. Gatz            Vice President  3 Years          Vice President, Loomis Sayles.
39533 Woodward Ave.                                        Formerly, Portfolio Manager,
Bloomfield Hills, MI                                       Bank One Investment Advisers
(41 Years Old)                                             Corporation.
Dean A. Gulis             Vice President  3 Years          Vice President, Loomis Sayles.
39533 Woodward Ave.
Bloomfield Hills, MI
(47 Years Old)
Robert G. Ix              Vice President  Less than 1 Year Vice President, Loomis Sayles.
(38 Years Old)                                             Formerly, Portfolio Manager at
                                                           The Bank of New York.

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

                           Position(s)    Term of Office
                            Held with     and Length of      Principal Occupation(s)
Name, Address and Age**       Trust        Time Served*        During Past 5 Years
-----------------------   -------------- ---------------- ------------------------------
Steven Kaseta             Vice President 1 Year           Vice President, Loomis Sayles.
(48 Years Old)
Peter Palfrey             Vice President Less than 1 year Vice President, Loomis Sayles.
(41 Years Old)                                            Formerly, Vice President and
                                                          Portfolio Manager, Back Bay
                                                          Advisors, L.P.
Nicholas H. Palmerino     Assistant      7 Years          Senior Vice President, CDC
(38 Years Old)            Treasurer                       IXIS Asset Management
                                                          Services, Inc. Formerly, Vice
                                                          President, Loomis Sayles.
Lauren Pitalis            Vice President 1 Year           Vice President, Loomis Sayles.
(42 Years Old)
Craig Smith               Vice President 2 Years          Vice President, Loomis Sayles.
227 W. Monroe Street,
Chicago, IL
(38 Years Old)
David L. Smith            Vice President 4 Years          Vice President, Loomis Sayles.
(43 Years Old)
Frederick E. Sweeney, Jr. Vice President 4 Years          Vice President, Loomis Sayles.
(41 Years Old)
Daniel G. Thelen          Vice President 3 Years          Vice President, Loomis Sayles.
39533 Woodward Ave.
Bloomfield Hills, MI
(45 Years Old)
Kurt Wagner               Vice President 1 Year           Vice President, Loomis Sayles.
227 W. Monroe Street
Chicago, IL
(43 Years Old)
Gregory B. Woodgate       Assistant      2 Years          Vice President, Loomis Sayles.
(32 Years Old)            Treasurer

* Each executive officer serves for an indefinite term in accordance with the current By-Laws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.
** Except as indicated, the address of each executive officer is One Financial
   Center, Boston, Massachusetts 02111.

   Loomis Sayles serves as investment adviser to the Funds, and Loomis Sayles Distributors, L.P. (the "Distributor") serves as distributor and principal underwriter to the Funds. The address of Loomis Sayles and the Distributor is One Financial Center, Boston, Massachusetts 02111. It is expected that CDC IXIS Asset Management Distributors, L.P. will replace the Distributor as the distributor and principal underwriter to the Funds on or about July 1, 2003.

   PricewaterhouseCoopers LLP serves as independent accountants to the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   As of February 26, 2003, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) or of record 5% or more of the outstanding shares of the indicated classes of the following Funds:

                                                                                         Percent
                                                                             Number of   of Class
Shareholder                                        Address                  Shares Owned   Held
-----------                                        -------                  ------------ --------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
                               Institutional Class Shares

Asbestos Workers Local #84 Pension Plan   36 East Warner Road               449,044.506   26.41%
                                          Akron, OH 44319

Comerica Bank                             P.O. Box 7500 MC 3446             773,421.474   45.48%
City of Livonia Retiree Health/Disability Detroit, MI 48275

AAUW-- Educational Foundation             Finance Department                196,725.877   11.57%
                                          1111 Sixteenth Street, NW
                                          Washington, D.C. 20036

Southeastern Michigan Chapter, NECA       P.O. Box 385                      152,753.517    8.98%
                                          Southfield, MI 48037

                                   Retail Class Shares

Loomis, Sayles & Co, L.P.                 One Financial Center                1,033.663   55.11%
                                          Boston, MA 02111-2621

Kathleen M. Heck & Otto A. Heck           11 Milltown Rd                        346.935   18.50%
JTWROS                                    Sockton, NJ 08559

Michael Davis Barnett & Joan Dymmd        15 Ruggles Rd                         479.845   25.58%
Barnett JTWROS                            Orleans, MA 02653

                                   Admin Class Shares

Loomis, Sayles & Co, L.P.                 One Financial Center                1,032.009   98.56%
                                          Boston, MA 02111-2621
LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

Union Bank of CA NA                       P.O. Box 85484                    236,619.335   38.26%
Union Bank TR Nominee FBO                 San Diego, CA 92186-5484
CMT Omnibus--Reinvest

Union Bank of California NA               P.O. Box 85484                    242,406.475   39.20%
Union Bank TR Nominee FBO                 San Diego, CA 92186-5484
CMT Omnibus

The Northern Trust Company trustee of the P.O. Box 92994                    113,201.617   18.31%
Baker Hughes Company, Inc.                Chicago, IL 60675

                                                                                   Percent
                                                                     Number of     of Class
Shareholder                                      Address            Shares Owned     Held
-----------                                      -------           --------------- --------
LOOMIS SAYLES FIXED INCOME FUND

Marsh & McLennan Companies Inc.         1166 Avenue of the          10,739,560.362  32.91%
Marsh & McLennan Defined Benefit Plan   Americas
                                        New York, NY 10036

Amvescap National Trust Agent for Fleet P.O. Box 105779                992,412.622   8.30%
National Bank FBO Loomis Sayles         Atlanta, GA 30348

Charles Schwab & Co. Inc.               101 Montgomery St.           1,626,228.559  13.60%
                                        San Francisco, CA 94104

The Northern Trust TTEE FBO             P.O. Box 92956               3,378,419.103  10.35%
Reliant Energy--DV                      Chicago, IL 60675

USC Educational Foundation              900 Assembly St., Ste. 400   2,044,362.118  6.26%
                                        Columbia, SC 29201

Wake Forest University                  P.O. Box 7354                2,513,749.070  7.70%
                                        Reynolds Hall Room 203
                                        1834 Wake Forest Road
                                        Winston-Salem, NC 27109

Stonehill College                       320 Washington St.           1,977,769.191   6.06%
                                        Easton, MA 02357

Massachusetts Water Resources           100 First Ave.               1,964,420.217   6.02%
Authority                               Charlestown Navy Yard
                                        Boston, MA 02129

Somerville Retirement System            50 Evergreen Ave.            1,932,511.064   5.92%
                                        City Hall Annex
                                        Somerville, MA 02145
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Blue Cross Blue Shield of               401 Park Drive               3,471,249.513  29.04%
Massachusetts, Inc.                     Boston, MA 02215
Landmark Center

Mills College                           5000 MacArthur Blvd.         1,060,052.081  8.87%
                                        Oakland, CA 94613

Energen Corporation                     605 21st Street                675,931.467  5.65%
Retirement Income Plan                  North Birmingham, AL
                                        35203-2777

Worcester Polytechnic Institute         100 Institute Road             840,077.366  7.03%
                                        Worcester, MA 01609

Daniel J. Fuss                          44 Longfellow Rd.              916,827.651   7.67%
                                        Wellesley, MA 02481

City of Dearborn Heights                6045 Fenton Ave.               713,207.751   5.97%
Policemen and Firemen Ret.              Dearborn Heights, MI 48127

                                                                                 Percent
                                                                 Number of       of Class
Shareholder                                 Address             Shares Owned       Held
-----------                                 -------          ------------------- --------
LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND

Trustees of Clark University       950 Main Street                 1,861,516.054  45.96%
                                   Worcester, MA 01610

Youngstown Area Jewish             505 Gypsy Lane                    501,771.484  12.39%
Foundation                         Youngstown, OH 44504

Wells Fargo Bank MN NA FBO         P.O. Box 1533                     793,596.211  19.59%
Syntegra Inc. 12762405             Minneapolis, MN 55480

Charles Schwab & Co. Inc.          101 Montgomery St.                548,051.451  13.53%
                                   San Francisco, CA 94194
LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Braintree Contributory             71 Cleveland Avenue             1,681,048.842  15.26%
Retirement System                  Braintree, MA 02184

Jupiter & Co. c/o Investors Bank & P.O. Box 9130 FPG 90              892,852.011   8.11%
Trust                              Boston, MA 02117

FMB Trust Company NA FBO           P.O. Box 1596                     734,624.160   6.67%
York College                       Baltimore, MD 21203

Harrington Memorial Hospital       100 South Street                  684,446.377   6.21%
Endowment                          Southbridge, MA 01550

Bost & Co A/C MAFF1683002          P.O. Box 3198                   1,337,053.141  12.14%
Mellon Bank NA                     Pittsburgh, PA 15230
Mutual Funds Department

Teamsters Local 522                2185 Lemoine Ave.               1,209,574.886  10.98%
                                   Fort Lee, NY 07024

BNY Midwest Trust                  209 West Jackson Blvd.            603,485.909   5.48%
Trustee for AGCO Corp.             Chicago, IL 60606

National Cable Satellite Corp.     400 North Capital St., NW         700,238.280   6.36%
                                   Suite 650
                                   Washington, DC 20001
LOOMIS SAYLES MID CAP GROWTH FUND

City of Cambridge Contributory     225 Bent Street                 1,250,000.000    100%
Retirement System                  Cambridge, MA 02141
LOOMIS SAYLES PROVIDENT FUND

Brockton Health Corp. Endowment    680 Centre Street                 745,039.788  48.73%
                                   Brockton, MA 02302

Loomis, Sayles & Co., L.P.         One Financial Center              151,065.811   9.88%
                                   Boston, MA 02111

Brockton Hospital Pension Trust    680 Centre Street                 593,512.063  38.82%
                                   Brockton, MA 02302

                                                                                Percent
                                                                 Number of      of Class
Shareholder                                  Address            Shares Owned      Held
-----------                                  -------          ----------------- --------
LOOMIS SAYLES SMALL COMPANY GROWTH FUND

Massachusetts Water Resources        100 First Avenue               628,899.188  16.55%
Authority Retirement System          Charlestown Navy Yard
                                     Charlestown, MA
                                     02129-2043

Saxon & Co.                          P.O. Box 7780-1888             562,648.631  14.81%
A/C #21-70-001-3938901               Philadelphia, PA
                                     19182-0001

Northern Arizona Healthcare          1200 N. Beaver                 447,269.303  11.77%
                                     Flagstaff, AZ 86001

Westfield Contributory Retirement    59 Court St.                   355,788.698   9.36%
System                               PO Box 106
                                     Westfield, MA 01086

Detroit Institute of Arts Founders   5200 Woodward Ave.             348,858.306   9.18%
Society                              Detroit, MI 48202

Strafe & Co                          PO Box 160                     332,883.411   8.76%
                                     Westerville, OH 43086

Wisconsin Province of the Society of 3400 West Wisconsin Ave.       264,514.644   6.96%
Jesus                                Milwaukee, WI 53208

The University of Memphis            108 Billy Mac Jones            395,144.127  10.40%
Foundation                           Building
                                     Memphis, TN 38152

   In the event that sufficient votes in favor of the election of any of the Nominees are not received by May 14, 2003, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of all of the Nominees. They will vote against such adjournment those proxies required to be voted against the election of any of the Nominees and will not vote any proxies that direct them to abstain from voting on the election of the Nominees.

   Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

   Shareholder Proposals at Future Meetings. Because the Trust does not hold regular meetings of shareholders, no particular date is anticipated for the next shareholder meeting. Shareholders who wish to submit a proposal to be included in the Trust's proxy materials for the next meeting of shareholders, if any, must deliver notice of the proposal within a reasonable time before the Trust begins to print and mail its proxy materials. As of March 24, 2003, the Trust has not received any shareholder proposals and thus none is included in these proxy materials. Shareholders who wish to make a proposal at the next meeting of shareholders, if any, that will not be included in the Trust's proxy materials must notify the Trust a reasonable time before it begins to print and mail its proxy materials for that meeting. If a shareholder who wishes to submit a proposal fails to timely notify the Trust, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority to the extent permitted by the Securities and Exchange Commission's proxy rules. You may submit shareholder proposals to Sheila M. Barry, Secretary, Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111.

   Quorum and Methods of Tabulation. Forty percent (40%) of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the election of Trustees at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Meeting.

   The Tellers will count the total number of votes cast "for" election of each Nominee for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes have any effect on the outcome of the election.

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                                      1. To elect Trustees
----------------------------------
  LOOMIS SAYLES INVESTMENT TRUST
----------------------------------
                                      (01) Joseph Alaimo            (08) Richard Darman     For All   With-   For All
                                      (02) Graham T. Allison, Jr.   (09) John T. Hailer     Nominees   hold    Except
                                      (03) Edward A. Benjamin       (10) Sandra O. Moose      [_]      [_]      [_]
                                      (04) Robert J. Blanding       (11) John A. Shane
                                      (05) Daniel M. Cain           (12) Peter S. Voss
                                      (06) Paul G. Chenault         (13) Pendleton P. White
                                      (07) Kenneth J. Cowan

                                      NOTE: If you do not wish your shares voted "For" a particular nominee,
CONTROL NUMBER:                       mark the "For All Except" box and strike a line through the name(s) of the
RECORD DATE SHARES:                   nominee(s). Your shares will be voted for the remaining nominee(s).




                                               ------------
Please be sure to sign and date this Proxy.     Date             Mark box at right if an address change or comment
-----------------------------------------------------------      has been noted on the reverse side of this card.  [_]

-------Shareholder sign here---------Co-owner sign here---

DETACH CARD                                                                                                     DETACH CARD

                Your vote is important. Please vote immediately.

--------------------------------------        ----------------------------------
         Vote-by-Internet    [GRAPHIC]              Vote-by-Telephone  [GRAPHIC]

 1. Log on to the Internet and go        OR   1. Call toll-free
    to http://www.eproxyvote.                    1-877-PRX-VOTE (1-877-779-8683)
    com/lsbdx

 2. Enter your Voter Control Number           2. Enter your Voter Control Number
    listed above and follow the easy             listed above and follow the
    steps outlined on the secured                easy recorded instructions.
    website.
--------------------------------------        ----------------------------------
  If you vote over the Internet or by telephone, please do not mail your card.

                         SPECIAL MEETING OF SHAREHOLDERS

                         LOOMIS SAYLES INVESTMENT TRUST

                              One Financial Center
                          Boston, Massachusetts 02111

                     THIS PROXY IS SOLICITED BY THE TRUSTEES

The undersigned hereby appoints Kevin P. Charleston, Lauren B. Pitalis and Sheila M. Barry, and each of them separately, as proxies with power of substitution to each, and hereby authorizes them to represent and to vote all of the shares of the Loomis Sayles Investment Trust (the "Trust") that the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders of the Trust (the "Meeting") to be held at its offices on May 14, 2003 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on February 26, 2003 (the "Record Date") are entitled to vote at the meeting or at any adjourned session thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN THE PROXIES' DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF TRUSTEES AS SET FORTH IN PROPOSAL 1.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?
________________________________                ________________________________
________________________________                ________________________________
________________________________                ________________________________